SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 13, 2000



                               ECHO BAY MINES LTD.
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             (Exact name of registrant as specified in its charter)



INCORPORATED UNDER THE LAWS OF CANADA      1-8542                 NONE
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  (State or other jurisdiction          (Commission           (IRS Employee
        of incorporation)               File Number)        Identification No.)



6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD, CO     80111-4957
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(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (303) 714-8600

ITEM 5.  OTHER EVENTS

On March 13, 2000, Echo Bay Mines Ltd. (the "Company") announced that the Company has elected to defer the interest payment due on April 1, 2000 to holders of its $100 million capital securities. A Press Release with respect to this matter is included as Exhibit 99.1 hereto and is incorporated herein in its entirety by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press release dated March 13, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ECHO BAY MINES LTD.
                                 (Registrant)



Date:  March 28, 2000            By: /s/TOM S.Q. YIP
                                    -------------------------------------------
                                 Name:  Tom S.Q. Yip
                                 Title: Vice President, Finance and
                                        Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit
  No.       Description
-------     -----------

  99.1      Press release dated March 13, 2000